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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K/A

                              Amendment No. 1 to
                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 9, 1999

                       Crown Castle International Corp.
            (Exact Name of Registrant as Specified in its Charter)


     Delaware                      0-24737                     76-0470458
 (State or Other              (Commission File               (IRS Employer
 Jurisdiction of                   Number)                  Identification
 Incorporation)                                                  Number)

                               510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                    (Address of Principal Executive Office)

Registrant's telephone number, including area code: (713) 570-3000

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The undersigned registrant, Crown Castle International Corp., hereby amends the following item and the exhibit list of its current report on Form 8-K dated June 9, 1999 as set forth below:

Item 7. Financial Statements and Exhibits

        (a) Financial statements of businesses acquired.

        The following financial statements of Powertel Tower Operations, together with the independent auditors' report on certain of such financial statements, are included herein as Exhibit 2.4:

                (1) Statement of Net Assets as of December 31, 1998 and
                    March 31, 1999 (unaudited)

                (2) Statement of Revenues and Direct Expenses for the year ended
                    December 31, 1998 and the three months ended March 31, 1999 (unaudited)

                (3) Notes to Financial Statements as of and for the year ended
                    December 31, 1998

        (b) Pro forma financial information.

        The following unaudited pro forma condensed consolidated financial statements, together with the introductory language thereto, are included herein as Exhibit 2.5:

                (1) Unaudited Pro Forma Condensed Consolidated Statements of
                    Operations for the year ended December 31, 1998 and the three months ended March 31, 1999

                (2) Notes to Unaudited Pro Forma Condensed Consolidated
                    Statements of Operations

                (3) Unaudited Pro Forma Condensed Consolidated Balance Sheet as
                    of March 31, 1999

                (4) Notes to Unaudited Pro Forma Condensed Consolidated Balance
                    Sheet

        (c) Exhibits
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Exhibit No.                     Description
-----------                     -----------

   *2.1 Asset Purchase Agreement dated March 15, 1999 among Crown Castle International Corp., CCP Inc., Powertel Atlanta Towers, LLC, Powertel Birmingham Towers, LLC, Powertel Jacksonville Towers, LLC, Powertel Kentucky Towers, LLC, Powertel Memphis Towers, LLC and Powertel, Inc. (Incorporated by reference to the exhibit previously filed by the registrant on Form 8-K (Registration No. 0-24737) dated March 15, 1999

   *2.2 Closing Memorandum dated June 2, 1999, relating to the closing of the transaction contemplated by the Asset Purchase Agreement (Exhibit No. 2.1) and amending and supplementing the Asset Purchase Agreement, among Powertel, Inc., Powertel Atlanta Towers, LLC, Powertel Birmingham Towers, LLC, Powertel Jacksonville Towers, LLC, Powertel Kentucky Towers, LLC, Powertel Memphis Towers, LLC, and Crown Castle PT Inc.

   *2.3 Letter Agreement dated June 2, 1999 among Powertel, Inc., Powertel Atlanta Towers, LLC, Powertel Birmingham Towers, LLC, Powertel Jacksonville Towers, LLC, Powertel Kentucky Towers, LLC, Powertel Memphis Towers, LLC, Powertel/Atlanta, Inc., Powertel/Birmingham, Inc., Powertel/Jacksonville, Inc., Powertel/Kentucky, Inc., Powertel Memphis, Inc. and Crown Castle International Corp.

   +2.4 Financial Statements of Powertel Tower Operations, together with independent auditors' report

   +2.5 Unaudited Pro Forma Condensed Consolidated Financial Statements of Crown Castle International Corp.

  +23.1         Consent of KPMG LLP

  *99.1 Agreement to Sublease dated June 1, 1999 by and among BellSouth Mobility Inc., BellSouth Telecommunications Inc., The Transferring Entities, Crown Castle International Corp. and Crown Castle South Inc.

  *99.2 Agreement to Build to Suit dated June 1, 1999 by and among BellSouth Mobility Inc., Crown Castle International Corp. and Crown Castle South Inc.

  *99.3 Sublease dated June 1, 1999 by and among BellSouth Mobility Inc., Certain BMI Affiliates, Crown Castle International Corp. and Crown Castle South Inc.

  *99.4 Registration Rights Agreement dated June 1, 1999 between BellSouth Mobility Inc and Crown Castle International Corp.

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* Filed previously
+ Filed herewith
                                       2
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CROWN CASTLE INTERNATIONAL CORP.,


                                       By: /s/ WESLEY D. CUNNINGHAM
                                           --------------------------------
                                           Name:  Wesley D. Cunningham
                                           Title: Senior Vice President,
                                                  Corporate Controller and Chief
                                                  Accounting Officer

Date: July 22, 1999
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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
  *2.1           Asset Purchase Agreement dated March 15, 1999 among Crown
                 Castle International Corp., CCP Inc., Powertel Atlanta Towers,
                 LLC, Powertel Birmingham Towers, LLC, Powertel Jacksonville
                 Towers, LLC, Powertel Kentucky Towers, LLC, Powertel Memphis
                 Towers, LLC and Powertel, Inc. (Incorporated by reference to the exhibit previously filed by the registrant on Form 8-K
                 (Registration No. 0-24737) dated March 15, 1999)

  *2.2 Closing Memorandum dated June 2, 1999, relating to the Closing of the transaction contemplated by the Asset Purchase Agreement (Exhibit No. 2.1) and amending and supplementing the Asset Purchase Agreement, among Powertel, Inc., Powertel Atlanta Towers, LLC, Powertel Birmingham Towers, LLC, Powertel Jacksonville Towers, LLC, Powertel Kentucky Towers, LLC, Powertel Memphis Towers, LLC, and Crown Castle PT Inc.

  *2.3 Letter Agreement dated June 2, 1999 among Powertel, Inc., Powertel Atlanta Towers, LLC, Powertel Birmingham Towers, LLC, Powertel Jacksonville Towers, LLC, Powertel Kentucky Towers, LLC, Powertel Memphis Towers, LLC, Powertel/Atlanta, Inc., Powertel/Birmingham, Inc., Powertel/Jacksonville, Inc., Powertel/Kentucky, Inc., Powertel/Memphis, Inc. and Crown Castle International Corp.

  +2.4 Financial Statements of Powertel Tower Operations, together with independent auditors' report

  +2.5 Unaudited Pro Forma Condensed Consolidated Financial Statements of Crown Castle International Corp.

 +23.1           Consent of KPMG LLP

 *99.1           Agreement to Sublease dated June 1, 1999 by and among
                 BellSouth Mobility Inc., BellSouth Telecommunications Inc., The Transferring Entities, Crown Castle International Corp. and Crown Castle South Inc.

 *99.2 Agreement to Build to Suit dated June 1, 1999 by and among BellSouth Mobility Inc., Crown Castle International Corp. and Crown Castle South Inc.

 *99.3 Sublease dated June 1, 1999 by and among BellSouth Mobility Inc., certain BMI Affiliates, Crown Castle International Corp. and Crown Castle South Inc.

 *99.4 Registration Rights Agreement dated June 1, 1999 between BellSouth Mobility Inc. and Crown Castle International Corp.
-------------------
* Filed previously
+ Filed herewith